UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                               February 28, 2005
               Date of Report (Date of earliest event reported)



                                   NICOR INC.
           (Exact name of registrant as specified in its charter)


           Illinois                  1-7297               36-2855175
  (State or other jurisdiction    (Commission          (I.R.S. Employer
       of incorporation)          File Number)      Identification Number)


                               1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)

                                (630) 305-9500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition."

On February 28, 2005, Nicor Inc. issued a press release announcing financial results for the year ended December 31, 2004 and providing 2005 earnings guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an exhibit to this report.

99.1  Press release of Nicor Inc. issued February 28, 2005.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      Nicor Inc.


Date     February 28, 2005            /s/ RICHARD L. HAWLEY
      -----------------------         --------------------------
                                      Richard L. Hawley
                                      Executive Vice President and
                                      Chief Financial Officer

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Exhibit Index

  Exhibit
  Number                           Description of Document
 ---------         ------------------------------------------------------------
   99.1            Press release of Nicor Inc. issued February 28, 2005.